                                                                   EXHIBIT 99.11

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1

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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1

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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                SCENARIO                                               1                 2                3                 4
----------------------------------------     -----------------  ---------------   ---------------  ---------------   ---------------
                  SPEED                           PRICING         50% pricing      100% pricing      50% pricing      100% pricing
                  RATES                                             Forward           Forward        Forward+100       Forward+200
                TRIGGERS                                             Fail              Fail             Fail              Fail
              CLEANUP CALL                                        To Maturity       To Maturity      To Maturity       To Maturity
           DEFAULT P&I ADVANCE                                   100% Advance      100% Advance      100% Advance     100% Advance
            DEFAULT SEVERITY                                          35%               35%              35%               35%
          DEFAULT RECOVERY LAG                    Months           12months          12months         12months          12months
             DEFAULT BALANCE                                    Current Balance   Current Balance  Current Balance   Current Balance
             CPR = CDR + CRR                 Capped at prepay
                CPR = CRR                       PSA standard       CPR = CRR         CPR = CRR        CPR = CRR         CPR = CRR
----------------------------------------     -----------------  ---------------   ---------------  ---------------   ---------------
                    INITIAL
        RATINGS       BOND       SUB-
CLASS     M/S         SIZE    ORDINATION
-----  ---------    -------  -----------
A       AA2/AA       80.70       19.30       CDR
                                             CummLosses
M1      AA3/AA        6.30       13.00       CDR                            -                 -                -                 -
                                             CummLosses
M2       A2/A+        1.75       11.25       CDR                            -                 -                -                 -
                                             CummLosses
M3       A3/A         3.20        8.05       CDR                            -                 -                -                 -
                                             CummLosses
M4      BAA1/A-       1.40        6.65       CDR                            -                 -                -                 -
                                             CummLosses
B1     BAA2/BBB+      1.20        5.45       CDR (%)                   11.701            12.361           10.084             8.942
                                             Yield                      6.680             6.510            7.670             8.220
                                             Discount Margin              166               172              164               140
                                             WAL                        17.19             11.55            18.15             12.61
                                             Mod Durn                   10.52              8.24            10.08              7.83
                                             Principal Window   Jul19 - Aug34     May14 - Aug34    Jan20 - Aug34     Mar15 - Aug34
                                             Principal Writedo           0.03%             0.01%            0.02%             0.02%
                                             Total Collat Loss          14.80%             9.77%           13.46%             7.54%
B2     BAA3/BBB       0.90        4.55       CDR                            -                 -                -                 -
                                             CummLosses
B3     BA1/BBB-       0.75        3.80       CDR                            -                 -                -                 -
                                             CummLosses
B4      BA2/BB+       0.50        3.30       CDR (%)                    9.395             9.042            7.956             6.030
                                             Yield                      9.970             9.720           10.710            10.500
                                             Discount Margin              488               477              462               354
                                             WAL                        21.26             14.59            22.30             15.70
                                             Mod Durn                    9.15              7.96             8.75              7.70
                                             Principal Window   Apr23 - Aug34     Jun17 - Aug34    May24 - Jul34     Aug18 - Aug34
                                             Principal Writedo           0.10%             0.02%            0.00%             0.28%
                                             Total Collat Loss          12.82%             7.61%           11.43%             5.39%
B5      BA2/BB+       1.00        2.30       CDR
                                             CummLosses
B6      NR/BB+        0.85        1.45       CDR
                                             CummLosses
OC                    1.45           -                                    -              -                 -                 -

                SCENARIO                                               5                 6                7                 8
----------------------------------------     -----------------  ---------------   ---------------  ---------------   ---------------
                  SPEED                           PRICING         50% pricing       100% pricing     50% pricing      100% pricing
                  RATES                                             Forward           Forward        Forward+100       Forward+200
                TRIGGERS                                             Fail               Fail            Fail              Fail
              CLEANUP CALL                                        To Maturity       To Maturity      To Maturity       To Maturity
           DEFAULT P&I ADVANCE                                   100% Advance      100% Advance     100% Advance      100% Advance
            DEFAULT SEVERITY                                          45%               45%              45%               45%
          DEFAULT RECOVERY LAG                    Months            12months          12months         12months          12months
             DEFAULT BALANCE                                    Current Balance   Current Balance  Current Balance   Current Balance
             CPR = CDR + CRR                  Capped at prepay
                CPR = CRR                       PSA standard       CPR = CRR         CPR = CRR        CPR = CRR         CPR = CRR
----------------------------------------     -----------------  ---------------   ---------------  ---------------   ---------------
                    INITIAL
        RATINGS       BOND       SUB-
CLASS     M/S         SIZE    ORDINATION
-----  ---------    -------  -----------
A       AA2/AA        80.70     19.30        CDR
                                             CummLosses
M1      AA3/AA         6.30     13.00        CDR                            -                 -                -                 -
                                             CummLosses
M2       A2/A+         1.75     11.25        CDR                            -                 -                -                 -
                                             CummLosses
M3       A3/A          3.20      8.05        CDR                            -                 -                -                 -
                                             CummLosses
M4      BAA1/A-        1.40      6.65        CDR                            -                 -                -                 -
                                             CummLosses
B1     BAA2/BBB+       1.20      5.45        CDR (%)                    8.877             9.359            7.668             6.777
                                             Yield                      6.710             6.550            7.690             8.210
                                             Discount Margin              164               171              162               136
                                             WAL                        18.82             12.39            19.66             13.28
                                             Mod Durn                   11.04              8.62            10.47              8.07
                                             Principal Window   Aug20 - Aug34     Jan15 - Aug34    May21 - Aug34     Oct15 - Aug34
                                             Principal Writedo           0.09%             0.03%            0.04%             0.00%
                                             Total Collat Loss          15.86%            10.06%           14.31%             7.67%
B2     BAA3/BBB        0.90      4.55        CDR                            -                 -                -                 -
                                             CummLosses
B3     BA1/BBB-        0.75      3.80        CDR                            -                 -                -                 -
                                             CummLosses
B4      BA2/BB+        0.50      3.30        CDR (%)                    7.233             6.931            6.133             4.632
                                             Yield                      9.940             9.680           10.690            10.460
                                             Discount Margin              483               471              459               350
                                             WAL                        22.71             15.29            23.55             16.16
                                             Mod Durn                    9.33              8.13             8.86              7.78
                                             Principal Window   Oct24 - Aug34     Mar18 - Jun34    Sep25 - Jul34     Mar19 - Aug34
                                             Principal Writedo           0.21%             0.00%            0.00%             0.12%
                                             Total Collat Loss          13.70%             7.82%           12.12%             5.49%
B5      BA2/BB+        1.00      2.30        CDR
                                             CummLosses
B6      NR/BB+         0.85      1.45        CDR
                                             CummLosses
OC                     1.45         -                                       -                 -                -                 -